UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
__________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

April 1, 2022
Date of Report (date of earliest event reported)
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The Oncology Institute, Inc.
(Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation or organization)	001-39248 (Commission File Number)	84-3562323 (I.R.S. Employer Identification Number)
18000 Studebaker Rd, Suite 800 Cerritos, California 90703
(Address of principal executive offices and zip code)
(562) 735-3226
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.001	TOI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Common stock, each at an exercise price of $11.50 per share	TOIIW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 12b-2 of the Exchange Act.
Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Separation with Chief Financial Officer

On April 1, 2022 (the “Effective Date”), The Oncology Institute, Inc. (the “Company”) and Scott Dalgleish, the Company’s Chief Financial Officer, reached an agreement (the “Separation Agreement”) to enable Mr. Dalgleish to transition out of the Company to pursue other opportunities, with Mr. Dalgleish’s last date of employment April 29, 2022. Mr. Dalgleish will cease serving as the Company’s Chief Financial Officer effective April 4, 2022. These actions were not related to any matter regarding the Company’s financial condition, reported financial results, internal controls or disclosure controls and procedures.

Pursuant to the Separation Agreement, in exchange for his execution of a general release of claims, Mr. Dalgleish will be eligible to receive the severance benefits provided for under his employment agreement with the Company, which includes salary continuation for three months and payments or reimbursements for the cost of COBRA premiums for the three-month severance period. In addition, provided Mr. Dalgleish remains employed by the Company through April 29, 2022, he will receive his 2021 annual bonus in the amount of $47,750.

The foregoing is a summary of the material terms of the Separation Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2022, and incorporated herein by reference.

Appointment of Chief Financial Officer

Effective as of April 4, 2022, the Company appointed Mihir Shah, to replace Mr. Dalgleish as the Company’s Chief Financial Officer, and in such role he will serve as the Company’s principal financial officer.

Mihir Shah, CPA. 43. Mr. Shah previously served as Chief Financial Officer of Commonwealth Care Alliance since April 2019, having served as consulting Chief Financial Officer for Commonwealth Care Alliance from August 2018 to March 2019. Mr. Shah served as Chief Financial Officer of Apollo Medical Holdings Inc. from July 2016 to May 18, 2018 and accounting consultant of Apollo Medical Holdings, Inc. from March 2016 to July 2016. From April 2015 to February 2016, Mr. Shah served as Chief Financial Officer of Unitek Information Systems, Inc., which offers nursing, allied health and information technology training programs. From April 2013 to March 2015, he was Vice President and Controller of Health Essentials, LLC, which provides post-acute, hospice and palliative care services. Mr. Shah was employed at Arcadian Health Plan from December 2005 to March 2013, serving as its Vice President of Finance and Analytics from January 2010 to March 2013, Senior Director of Finance and Analytics from January 2008 to December 2009, and Senior Financial Analyst from December 2005 to December 2007. He is a Certified Public Accountant and received a Master of Commerce-Cost Accounting from Gujarat University in Ahmedabad, India.

In connection with commencement of employment, the Company expects to enter into an employment agreement (the “Employment Agreement”) with Mr. Shah. Pursuant to the Employment Agreement, Mr. Shah’s initial annual base salary will be $405,000, and his target annual bonus will be 40% of his base salary, with his actual bonus to be determined under the Company’s applicable bonus plan. Mr. Shah will also receive an equity award with an aggregate value of $453,085, which award shall be granted 67% in the form of stock options and 33% in the form of restricted stock units. The equity awards to Mr. Shah will be granted on the Company’s next regular quarterly grant date and will be subject to the Company’s standard vesting schedules.

The Employment Agreement will have a three-year initial term with additional one-year automatic extensions thereafter. In the event that Mr. Shah is terminated by us without “cause” or by the executive with “good reason” (each as defined in the Employment Agreement), then he will be eligible for salary continuation for three months and payments or reimbursements for the cost of COBRA premiums for the three-month severance period, subject to execution of a general release of claims. Mr. Shah will be subject to certain post-employment obligations, including a post-employment non-solicitation of employees covenant, confidentiality obligations and indefinite non-disparagement obligations.

Mr. Shah has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director of executive officer of the Company. Mr. Shah is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The foregoing is a summary of the material terms of the Employment Agreement. The summary does not purport to be complete and is qualified in its entirety by reference to the Employment Agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ending June 30, 2022, and incorporated herein by reference.

Appointment of Principal Accounting Officer

Effective as of April 1, 2022, the Company appointed Diona Simoneit, the Company's Chief Accounting Officer, as the principal accounting officer of the Company, to replace Mr. Dalgleish in such role.

Diona Simoneit, 44, is currently our Chief Accounting Officer. She joined the Company as the Vice President Controller in July 2019 and was promoted to Chief Accounting Officer in November 2021. Before joining the Company, Ms. Simoneit served as the Vice President, Accounting at Smart & Final, Inc. from May 2018 to July 2019. Prior to that Ms. Simoneit served as Vice President, Assistant Controller at CKE Restaurants, Inc. from November 2006 to May 2018. Ms. Simoneit holds a Bachelor of Arts degree in Economics and Accounting from Claremont McKenna College and is a Certified Public Accountant.

No new compensatory arrangements were entered into in connection with Ms. Simoneit’s designation as the Company’s principal accounting officer. Ms. Simoneit has no family relationships with any director, executive officer, or person nominated or chosen by the Company to become a director of executive officer of the Company. Ms. Simoneit is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Mr. Shah and Ms. Simoneit each entered into our standard form of indemnification agreement that was filed as Exhibit 10.6 to our Annual Report on Form 10-K.

Item 7.01.     Regulation FD Disclosure.

On April 4, 2022, the Company issued a press release announcing the promotions described in Item 5.02 above. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information included in this Current Report on Form 8-K under this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing made by the company or the operating partnership under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d) The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press release issued by The Oncology Institute, Inc. on April 4, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 4, 2022

The Oncology Institute, Inc.

By:	/s/ Mark Hueppelsheuser
Name:	Mark Hueppelsheuser
Title:	General Counsel